UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 6, 2007

                         American Financial Realty Trust
               (Exact Name of Registrant as Specified in Charter)

      Maryland                      1-31678                  02-0604479
  ---------------              ----------------          -------------------
  (State or Other              (Commission File             (IRS Employer
  Jurisdiction of                   Number)              Identification No.)
  Incorporation)

          610 Old York Road
            Jenkintown, PA                                       19046
----------------------------------------                       -----------
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition.

In connection with its release of earnings on November 6, 2007, the Registrant is making available its press release associated with such release of earnings. This press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company believes that FFO and AFFO are helpful to investors as measures of the Company's performance as an equity REIT because they provide investors with an understanding of the Company's operating performance and profitability. FFO and AFFO are non-GAAP financial measures commonly used in the REIT industry, and therefore these measures may be useful in comparing the Company's performance with that of other REITs. However, the Company's definitions of FFO and AFFO may differ from those used by other companies, and investors should take definitional differences into account when comparing FFO and AFFO reported by other REITs. Additionally, FFO and AFFO (and their per share equivalents) should be evaluated along with GAAP net income and net income per share (the most directly comparable GAAP measures) in evaluating the performance of equity REITs.

The Company believes that EBITDA, which represents earnings before interest, taxes, depreciation and amortization, is also helpful to investors as a measure of the Company's performance.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICAN FINANCIAL REALTY TRUST

                               By: /s/ David J. Nettina
                                   ----------------------------------------
                                   David J. Nettina
                                   President and Chief Financial Officer

Dated:  November 6, 2007


                                       2
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                                  EXHIBIT INDEX

Exhibit Number         Exhibit Title
--------------         -------------
99.1                   Press release dated November 6, 2007 of American
                       Financial Realty Trust, furnished in accordance with
                       Item 2.02 of this Current Report on Form 8-K.